Exhibit 10.13(a)



             ASSIGNMENT AND ASSUMPTION OF LEASE


    FOR VALUE RECEIVED, THE EDGEWATER STEWART COMPANY, a New York General Partnership, having an office at Nettleton Commons, 323 East Willow Street, Syracuse, New York 13203 (the "Assignor") hereby assigns to NEW ENGLAND LAMINATES CO., INC., a New York corporation, with general offices at 3 Elm Street, Walden, New York 12586-1805 (the "Assignee,,) all of Assignor's right, title and interest as Lessee, including all of Assignor's interest in the building and improvements, under a Lease Agreement (the "Lease"), dated February 26, 1988, between THE STATE OF NEW YORK, ACTING BY AND THROUGH ITS DEPARTMENT OF TRANSPORTATION and Assignor, a memorandum of which was recorded in the Orange County Clerk's Office on December 19, 1988 in Liber 3056 of Deeds at page 166.

    Assignee hereby accepts this assignment and assumes all of Assignor's obligations under the Lease.

    IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument as of February 6, 1995.

                    THE EDGEWATER STEWART COMPANY


                    By:/s/Donald F. Moore
                          General Partner

                    NEW ENGLAND LAMINATES CO., INC.


                    By:/s/John Jongebloed
                          Vice President


RECORD AND RETURN TO:

David Gubits, Esq.
Jacobowitz and Gubits
168 Orange Avenue
Post Office Box 367
Walden, New York 12586-0367












STATE OF NEW YORK          )
                           )SS.:
COUNTY OF ONONDAGA         )


     On the 16th day of February, 1995, before me personally came Donald F. Moore, to me known, who, being by me duly sworn, did depose and say that he is a general partner in the firm of THE EDGEWATER STEWART COMPANY, that he had the authority to sign this instrument and that he did duly acknowledge to me that he executed the same as the act and deed of THE EDGEWATER STEWART COMPANY, for the uses and purposes mentioned therein.

                         Notary Public
                         GAIL D. GRYGIEL
                         Notary  Public, State of  New  York
                         Qualified in Onondaga County
                         No. 4914538
                         Commission Expires Dec. 21, 1995


STATE OF NEW YORK    )
                     ) SS.:
COUNTY OF ORANGE     )


     On the 17th day of February, 1995, before me personally came John Jongebloed, to me known, who, being by me duly sworn, did depose and say that he resides in 12 Walnut Court, New City, NY 10950 that he is the Vice President of NEW ENGLAND LAMINATES CO., INC., the corporation described in and which executed the above instrument; and that he signed his name thereby by order of the Board of Directors of said corporation.

Notary Public
DAVID B. GUBITS 1596925
Notary Public. State of New York
Qualified in Rockland County
Commission Expires November 30, 1995